                                                                   Exhibit 10.50


NATIONAL CITY                                               NATIONAL CITY BANK
                                                            MIRACLE MILE OFFICE
                                                            655 21st Street
                                                            Vero Beach, FL 32960

                                December 7, 2007

Ms. Maria F. Caldarone
Homes by Calton, LLC
2050 40th Avenue #1
Vero Beach, Florida 32960

                    RE:   BUILDER LINE OF CREDIT REVISED COMMITMENT

Dear Ms. Caldarone:

We have completed our review and have approved the following modifications:

         >>       A decrease of the maximum availability of the line of credit from $4,790,000.00 to $2,789,670.00.
         >>       Next review date July 1, 2008.
         >>       $13,948.35 renewal fee is due at signing.

All terms, conditions, and covenants of the Security Instruments, and of the Note and any Advance Notes evidencing the indebtedness secured thereby, and of the original Commitment Letter, along with all subsequently issued commitment letters, shall remain in full force and effect.

Thank you for your continued business, and please call on us if you have any questions or additional banking needs.


                             Very truly yours,
                             NATIONAL CITY BANK


                             By: /s/ Alex Nall
                                 -------------------------
                                 Alex Nall, Vice President
                                 Relationship Manager